Exhibit 99.1

0	● ●
John R. Buran, President and CEO Commentary
Flushing Financial Corporation Reports 4Q25 and Full Year 2025 Results; Continued Net Interest Margin Expansion and Noninterest Deposit Growth; 4Q25 GAAP and Core EPS of $0.12 and $0.32, Respectively

"Flushing Financial’s fourth quarter and full-year 2025 results underscore the strength and resilience of our franchise. Net interest margin expanded 4 basis points to 2.68%, with Core NIM reaching 2.66%, driven by favorable deposit mix and declining funding costs. Average noninterest-bearing deposits increased 12% year-over-year to 13% of total deposits, providing a stable, low-cost funding base. Our tangible common equity ratio improved to 8.14%, up 32 basis points from a year ago, while our CRE concentration declined to 465% from 522% a year earlier, reflecting our strategic capital and balance sheet management. With a loan pipeline of $276 million and liquidity of $3.9 billion at December 31, 2025, we are well-positioned to serve our customers and deploy capital prudently. We remain committed to serving our customers and executing on our priorities with excellence. We look forward to the Company’s transformation due to the announced merger with OceanFirst Financial Corp. and the opportunities the combination will create.”

- John R. Buran, President and CEO

UNIONDALE, N.Y., January 27, 2026 – GAAP and Core NIM Expansion and Average Noninterest Deposit Growth. The Company reported 4Q25 GAAP and Core EPS of $0.12 and $0.32, compared to ($1.64) and $0.14, respectively, a year ago. During the quarter, NIM expanded on both a GAAP and Core basis by 4 bps QoQ to 2.68% and 2.66%, respectively, primarily driven by growth in noninterest-bearing deposits and lower deposit costs. Average net loans decreased 2.8% YoY and 0.05 % QoQ consistent with the Company's focus on disciplined pricing and credit standards. Maintaining these disciplined standards resulted in the Bank’s CRE concentration declining to 465% at December 31, 2025, compared to 522% a year ago and 475% at the prior quarter end.

Strong Capital and Stable Credit Metrics. NPAs to assets were 68 bps, compared to 70 bps the prior quarter. Criticized and classified loans totaled 126 bps of gross loans compared to 111 bps in the prior quarter. Net charge-offs to average loans were 11 bps in 4Q25 compared to 7 bps in 3Q25. TCE/TA1 was 8.14% at December 31, 2025, compared to 8.01% at September 30, 2025.

Key Financial Metrics[2]

	4Q25	3Q25	2Q25	1Q25	4Q24	2025	2024
GAAP:
Earnings (Loss) per Share	$0.12	$0.30	$0.41	($0.29)	($1.64)	$0.54	($1.07)
ROAA (%)	0.18	0.48	0.64	(0.43)	(2.17)	0.21	(0.35)
ROAE (%)	2.24	5.86	8.00	(5.36)	(29.24)	2.63	(4.67)
NIM FTE[3] (%)	2.68	2.64	2.54	2.51	2.39	2.59	2.15
Core:
EPS	$0.32	$0.35	$0.32	$0.23	$0.14	$1.22	$0.73
ROAA (%)	0.49	0.55	0.50	0.35	0.19	0.47	0.24
ROAE (%)	6.08	6.71	6.29	4.34	2.54	5.84	3.25
Core NIM FTE (%)	2.66	2.62	2.52	2.49	2.25	2.57	2.10
Credit Quality:
NPAs/Assets (%)	0.68	0.70	0.75	0.71	0.57	0.68	0.57
ACLs/Loans (%)	0.64	0.63	0.62	0.59	0.60	0.64	0.60
ACLs/NPLs (%)	102.98	93.28	83.76	86.54	120.51	102.98	120.51
NCOs/Avg Loans (%)	0.11	0.07	0.15	0.27	0.28	0.15	0.11
Balance Sheet:
Avg Loans ($B)	$6.6	$6.6	$6.7	$6.7	$6.8	$6.6	$6.8
Avg Dep ($B)	$7.5	$7.3	$7.6	$7.6	$7.4	$7.5	$7.3
Book Value/Share	$20.96	$21.06	$20.91	$20.81	$21.53	$20.96	$21.53
Tangible BV/Share	$20.94	$21.03	$20.89	$20.78	$20.97	$20.94	$20.97
TCE/TA (%)	8.14	8.01	8.04	7.79	7.82	8.14	7.82

Note: In certain circumstances, reclassifications have been made to prior periods to conform to the current presentation.

1 Tangible Common Equity (“TCE”)/Total Assets (“TA”). 2 See “Reconciliation of GAAP Earnings (Loss) and Core Earnings”, “Reconciliation of GAAP Revenue and Pre-Provision Pre-Tax Net Revenue”, and “Reconciliation of GAAP Net Interest Income Net Interest Margin to Core Net Interest Income and Net Interest Margin.” 3 Net Interest Margin (“NIM”) Fully Taxable Equivalent (“FTE”).

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-54001

4Q25 Highlights
●
Net interest margin FTE increased 29 bps YoY and 4 bps QoQ to 2.68%; Core net interest margin FTE increased 41 bps YoY and 4 bps QoQ to 2.66%; Prepayment penalty income, net reversals and recovered interest from nonaccrual and delinquent loans, net gains and losses from fair value adjustments on hedges, and purchase accounting accretion totaled 8 bps in 4Q25 compared to 17 bps in 4Q24 and 9 bps in 3Q25
●
Average total deposits increased 0.6% YoY and 2.1% QoQ to $7.5 billion; Average noninterest bearing deposits increased 11.6% YoY and 8.6% QoQ and totaled 12.9% of total average deposits compared to 11.7% in 4Q24 and 12.2% in 3Q25; Average CDs were $2.3 billion, down 13.1% YoY and 4.7% QoQ
●
Period end net loans decreased 1.4% YoY and 0.3% QoQ to $6.6 billion; Loan closings were $261.4 million, up 16.1 % YoY and 3.4% QoQ; Back-to-back swap loan originations were $45.5 million compared to $58.5 million in 4Q24 and $37.1 million in 3Q25 and generated $0.7 million, $0.9 million, and $0.7 million of noninterest income, respectively; Loan pipeline increased 38.6% YoY but decreased 20.3% QoQ to $275.5 million; Approximately 29.5% of the loan pipeline consists of back-to-back swap loans
●
NPAs totaled $58.8 million (68 bps of assets) in 4Q25 compared to $51.3 million (57 bps) a year ago and $62.1 million (70 bps) in the prior quarter
●
Provision for credit losses was $2.7 million in 4Q25 compared to $6.4 million in 4Q24 and $1.5 million in 3Q25; Net charge-offs   were $1.8 million in 4Q25 compared to $4.7 million in 4Q24 and $1.1 million in 3Q25; Allowance for loan losses to gross loans totaled 0.64% in 4Q25 compared to 0.60% in 4Q24 and 0.63% in 3Q25
●
Tangible Common Equity to Tangible Assets was 8.14% at December 31, 2025, compared to 7.82% at December 31, 2024, and 8.01% at September 30, 2025; Tangible book value per share was $20.94 at December 31, 2025, compared to $20.97 a year ago and $21.03 for the prior quarter

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-54002

Income Statement Highlights

						YoY	QoQ
($000s, except EPS)	4Q25	3Q25	2Q25	1Q25	4Q24	Change	Change

Net Interest Income	$55,506	$53,828	$53,209	$52,989	$51,235	8.3%	3.1%
Provision for Credit Losses	2,745	1,531	4,194	4,318	6,440	(57.4)	79.3
Noninterest Income (Loss)	3,303	4,746	10,277	5,074	(71,022)	104.7	(30.4)
Noninterest Expense	48,228	43,365	40,356	59,676	45,630	5.7	11.2
Income (Loss) Before Income Taxes	7,836	13,678	18,936	(5,931)	(71,857)	110.9	(42.7)
Provision (Benefit) for Income Taxes	3,810	3,231	4,733	3,865	(22,612)	116.8	17.9
Net Income (Loss)	$4,026	$10,447	$14,203	($9,796)	($49,245)	108.2	(61.5)
Diluted Earnings (Loss) per Common Share	$0.12	$0.30	$0.41	($0.29)	($1.64)	107.3	(60.0)

Core Net Income[1]	$10,918	$11,957	$11,162	$7,931	$4,209	159.4	(8.7)
Core EPS[1]	$0.32	$0.35	$0.32	$0.23	$0.14	128.6	(8.6)

1 See Reconciliation of GAAP Earnings (Loss) and Core Earnings

Net interest income increased YoY and QoQ.

●	Net Interest Margin FTE of 2.68% increased 29 bps YoY and 4 bps QoQ; The yield on interest earning assets decreased 12 bps QoQ to 5.58%, while the cost of funds decreased 17 bps QoQ.
●	Prepayment penalty income, net reversals and recoveries of interest from nonaccrual and delinquent loans, net gains and losses from fair value adjustments on hedges, and purchase accounting accretion totaled $1.6 million (8 bps to NIM) in 4Q25 compared to $3.8 million (17 bps to NIM) in 4Q24 and $1.8 million (9 bps to NIM) in 3Q25
●	Excluding the items in the previous bullet, the net interest margin was 2.60% in 4Q25 compared to 2.22% in 4Q24 and 2.55% in 3Q25

The provision for credit losses decreased YoY and increased QoQ.

●	Net charge-offs were $1.8 million (11 bps of average loans) in 4Q25 compared to $4.7 million (28 bps of average loans) in 4Q24 and $1.1 million (7 bps of average loans) in 3Q25
●	No systemic issues related to the charge-offs in 4Q25

Noninterest income increased YoY but decreased QoQ.

●	Back-to-back swap loan closings of $45.5 million in 4Q25 (compared to $58.5 million in 4Q24 and $37.1 million in 3Q25) generated $0.7 million of noninterest income (compared to $0.9 million in 4Q24 and $0.7 million in 3Q25)
●	4Q24 reflects the result of a balance sheet restructuring with a pre-tax loss of $76.4 million from the sale of the investment securities and the transfer of loans to held for sale
●	Net gains (losses) from fair value adjustments were $(2.0) million ($(0.04) per share, net of tax) in 4Q25 compared to $1.1 million ($(0.03) per share, net of tax) in 4Q24 and $(1.8) million ($(0.04) per share, net of tax) in 3Q25
●	Absent the items in the previous two bullets and other immaterial adjustments, core noninterest income was $5.2 million in 4Q25, down 12.4 % YoY and 11.4% QoQ

Noninterest expense increased YoY and QoQ.

●	Core noninterest expenses were $43.3 million in 4Q25, up 1.3% YoY and up 2.5% QoQ.
●	GAAP noninterest expense to average assets was 2.18% in 4Q25 compared to 2.01% in 4Q24 and 1.99% in 3Q25
●	Noninterest expenses (GAAP) included one-time charges related to the pending merger with OceanFirst Financial Corp.

Provision for income taxes was $3.8 million in 4Q25 compared to ($22.6) million in 4Q24 and $3.2 million in 3Q25.

●	The effective tax rate was 48.62% in 4Q25 compared to 31.5% in 4Q24 and 23.6% in 3Q25, reflecting non-deductible expenses associated with the pending merger with OceanFirst Financial Corp.

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-54003

Balance Sheet, Credit Quality, and Capital Highlights

						YoY		QoQ
	4Q25	3Q25	2Q25	1Q25	4Q24	Change		Change
Averages ($MM)
Loans	$6,592	$6,595	$6,678	$6,672	$6,780	(2.8)%		(0.0)%
Total Deposits	7,497	7,346	7,607	7,561	7,450	0.6		2.1

Credit Quality ($000s)
Nonperforming Loans	$41,564	$44,851	$49,247	$46,263	$33,318	24.7%		(7.3)%
Nonperforming Assets	58,825	62,129	66,125	64,263	51,318	14.6		(5.3)
Criticized and Classified Loans	83,718	74,108	72,005	89,673	72,207	15.9		13.0
Criticized and Classified Assets	100,979	91,386	88,883	107,673	90,207	11.9		10.5
Allowance for Credit Losses/Loans (%)	0.64	0.63	0.62	0.59	0.60	4	bp	1	bp

Capital
Book Value/Share	$20.96	$21.06	$20.91	$20.81	$21.53	(2.6)%		(0.5)%
Tangible Book Value/Share	20.94	21.03	20.89	20.78	20.97	(0.1)		(0.4)
Tang. Common Equity/Tang. Assets (%)	8.14	8.01	8.04	7.79	7.82	32	bps	13	bps
Leverage Ratio (%)	8.52	8.64	8.31	8.12	8.04	48		(12)

Average loans decreased YoY and QoQ.

●	Period end net loans totaled $6.6 billion, down 1.4% YoY and 0.3% QoQ
●	Total loan closings were $261.4 million in 4Q25 compared to $225.2 million in 4Q24 and $252.8 million in 3Q25; the loan pipeline was $275.5 million at December 31, 2025, up 38.6% YoY but down 20.3% QoQ
●	The diversified loan portfolio is approximately 91% collateralized by real estate with an average loan-to-value ratio of less than 35%

Average total deposits increased YoY and QoQ.

●	Average noninterest bearing deposits increased 11.6% YoY and 8.6% QoQ and comprised 12.9% of average total deposits in 4Q25 compared to 11.7% a year ago
●	Average core deposits increased 8.3% YoY and 5.4% QoQ

Credit Quality: Nonperforming loans increased YoY but decreased QoQ.

●	Nonperforming loans were 63 bps of gross loans in 4Q25 compared to 49 bps in 4Q24 and 67 bps in 3Q25
●	Criticized and classified loans were 126 bps of gross loans at 4Q25 compared to 107 bps at 4Q24 and 111 bps at 3Q25

Capital: Book value per common share and tangible book value per common share, a non-GAAP measure, decreased 2.6% and 0.1% YoY to $20.96 and $20.94, respectively.

●	The Company paid a dividend of $0.22 per share in 4Q25; 807,964 shares remaining subject to repurchase under the authorized stock repurchase program, which has no expiration date or maximum dollar limit
●	Ample credit enables the Company to continue investment in the business and strategic initiatives

Earnings Conference Call Canceled

●	As previously announced, given the pending merger with OceanFirst Financial Corp., the Company will not be hosting an earnings conference call to discuss its financial results for the fourth quarter and full year 2025
●	The Company will continue to make available its financial information via filings with the U.S. Securities and Exchange Commission

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-54004

About Flushing Financial Corporation

Flushing Financial Corporation (Nasdaq: FFIC) is the holding company for Flushing Bank®, an FDIC insured, New York State —chartered commercial bank that operates banking offices in Queens, Brooklyn, Manhattan, and on Long Island. The Bank has been building relationships with families, business owners, and communities since 1929. Today, it offers the products, services, and conveniences associated with large commercial banks, including a full complement of deposit, loan, equipment finance, and cash management services. Rewarding customers with personalized attention and bankers that can communicate in the languages prevalent within these multicultural markets is what makes the Bank uniquely different. As an Equal Housing Lender and leader in real estate lending, the Bank’s experienced lending teams create mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. The Bank also fosters relationships with consumers nationwide through its online banking division with the iGObanking® and BankPurely® brands.

Additional information on Flushing Bank and Flushing Financial Corporation may be obtained by visiting the Company’s website at FlushingBank.com. Flushing Financial Corporation’s earnings release and presentation slides will be available prior to the conference call at www.FlushingBank.com under Investor Relations.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These include statements regarding the proposed merger transaction of the Company with OceanFirst Financial Corp. (“OceanFirst”). Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. The Company has no obligation to update these forward-looking statements.

These forward-looking statements also include but are not limited to: (i) the risk that the proposed transaction with OceanFirst may not be completed in a timely manner or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including obtaining the requisite OceanFirst and Company stockholder approvals or the necessary regulatory approvals (and the risk that such regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transaction; (iv) the inability to obtain alternative capital in the event it becomes necessary to complete the proposed transaction; (v) the effect of the announcement or pendency of the proposed transaction on OceanFirst’s and the Company’s business relationships, operating results and business generally; (vi) risks that the proposed transaction disrupts current plans and operations of OceanFirst and the Company; (vii) potential difficulties in retaining OceanFirst and Company customers and employees as a result of the proposed transaction; (viii) OceanFirst’s and the Company’s estimates of its financial performance; (ix) changes in general economic, political, or industry conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; (x) uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve; (xi) the credit risks of lending activities, which may be affected by deterioration in real estate markets and the financial condition of borrowers, and the operational risk of lending activities, including the effectiveness of OceanFirst’s and the Company’s underwriting practices and the risk of fraud; (xii) fluctuations in the demand for loans; (xiii) the ability to develop and maintain a strong core deposit base or other low cost funding sources necessary to fund OceanFirst’s and the Company’s activities particularly in a rising or high interest rate environment; (xiv) the rapid withdrawal of a significant amount of deposits over a short period of time; (xv) results of examinations by regulatory authorities of OceanFirst or the Company and the possibility that any such regulatory authority may, among other things, limit OceanFirst’s or the Company’s business activities, restrict OceanFirst’s or the Company’s ability to invest in certain assets, refrain from issuing an approval or non-objection to certain capital or other actions, increase OceanFirst’s or the Company’s allowance for credit losses, result in write-downs of asset values, restrict OceanFirst’s or the Company’s ability or that of OceanFirst’s bank subsidiary or Flushing Bank to pay dividends, or impose fines, penalties or sanctions; (xvi) the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; (xvii) changes in the markets in which OceanFirst and the Company compete, including with respect to the competitive landscape, technology evolution or regulatory changes; (xviii) changes in consumer spending, borrowing and saving habits; (xix) slowdowns in securities trading or shifting demand for security trading products; (xx) the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, results of operations, and financial condition; (xxi) legislative or regulatory changes; (xxii) changes in U.S. trade policies,

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-54005

including the imposition of tariffs and retaliatory tariffs, (xxiii) impact of operating in a highly competitive industry; (xxiv) reliance on third party service providers; (xxv) competition in retaining key employees; (xxvi) risks related to data security and privacy, including the impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (xxvii) changes to accounting principles and guidelines; (xxviii) potential litigation relating to the proposed transaction that could be instituted against OceanFirst, the Company or their respective directors and officers, including the effects of any outcomes related thereto; (xxix) volatility in the trading price of OceanFirst’s or the Company’s securities; (xxx) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (xxxi) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected expenses, factors or events; (xxxii) the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where OceanFirst and the Company do business; and (xxxiii) the dilution caused by OceanFirst’s issuance of additional shares of its capital stock in connection with the proposed transaction. The foregoing list of factors is not exhaustive. All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above

This communication is not a proxy statement or solicitation or a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of OceanFirst, the Company, or the combined company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

OceanFirst intends to file a registration statement on Form S-4 with the SEC, which will include a preliminary joint proxy statement/prospectus to be distributed to holders of OceanFirst’s common stock and the Company’s common stock in connection with OceanFirst’s and the Company’s solicitation of proxies for the vote by OceanFirst’s stockholders and the Company’s stockholders with respect to the proposed transaction. After the registration statement has been filed and declared effective, OceanFirst and the Company will mail a definitive joint proxy statement/prospectus to their respective stockholders that, as of the applicable record date, are entitled to vote on the matters being considered at the OceanFirst stockholder meeting and at the Company stockholder meeting, as applicable. OceanFirst or the Company may also file other documents with the SEC regarding the proposed transaction.

Before making any voting or investment decision, investors and security holders are urged to carefully read the entire registration statement and joint proxy statement/prospectus (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) when they become available, and any other relevant documents filed with the SEC, And the definitive versions thereof (when they become available), as well as any amendments or supplements to SUCH documents, CAREFULLY AND IN THEIR ENTIRETY because they will contain important information about the proposed transaction.

The documents filed by OceanFirst or the Company with the SEC also may be obtained free of charge at OceanFirst’s or the Company’s website at https://ir.oceanfirst.com/, under the heading “Financials” or https://investor.flushingbank.com/, under the heading “Financials”, respectively, or upon written request to OceanFirst, Attention: Investor Relations, 110 West Front Street, Red Bank, New Jersey 07701 or the Company, Attention: Investor Relations, 220 RXR Plaza, Uniondale, New York 11556, respectively.

OceanFirst and the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from OceanFirst’s stockholders or the Company’s stockholders in connection with the proposed transaction under the rules of the SEC. OceanFirst’s stockholders, he Company’s stockholders and other interested persons will be able to obtain, without charge, more detailed information regarding the names, affiliations and interests of directors and executive officers of OceanFirst and the Company in OceanFirst’s registration statement on Form S-4 that will be filed, as well other documents filed by OceanFirst or the Company from time to time with the SEC. Other information regarding persons who may, under the rules of the SEC, be deemed the participants in the proxy solicitation of OceanFirst’s or the Company’s stockholders in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the preliminary joint proxy statement/prospectus and will be contained in other relevant materials to be filed with the SEC regarding the proposed transaction (if and when they become available). You may obtain free copies of these documents at the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by OceanFirst or the Company will also be available free of charge from OceanFirst or the Company using the contact information above.

#FF- Statistical Tables Follow -

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-54006

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the three months ended										At or for the twelve months ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
(Dollars in thousands, except per share data)	2025		2025		2025		2025		2024		2025		2024
Performance Ratios (1)
Return on average assets	0.18%		0.48%		0.64%		(0.43)%		(2.17)%		0.21%		(0.35)%
Return on average equity	2.24		5.86		8.00		(5.36)		(29.24)		2.63		(4.67)
Yield on average interest-earning assets (2)	5.58		5.70		5.59		5.51		5.60		5.59		5.50
Cost of average interest-bearing liabilities	3.46		3.62		3.58		3.50		3.75		3.54		3.91
Cost of funds	3.04		3.21		3.19		3.13		3.35		3.14		3.50
Net interest rate spread during period (2)	2.12		2.08		2.01		2.01		1.85		2.05		1.59
Net interest margin (2)	2.68		2.64		2.54		2.51		2.39		2.59		2.15
Noninterest expense to average assets	2.18		1.99		1.81		2.65		2.01		2.16		1.82
Efficiency ratio (3)	71.52		71.03		67.69		72.21		79.01		70.61		81.04
Average interest-earning assets to average interest-bearing liabilities	1.19	X	1.18	X	1.17	X	1.17	X	1.17	X	1.18	X	1.17	X

Average Balances
Total loans, net	$6,591,699		$6,595,037		$6,678,494		$6,671,922		$6,780,268		$6,633,961		$6,767,399
Total interest-earning assets	8,313,586		8,181,582		8,402,582		8,468,913		8,587,482		8,340,802		8,472,793
Total assets	8,846,472		8,702,227		8,918,075		9,015,880		9,071,879		8,869,738		8,954,491
Total deposits	7,496,670		7,345,547		7,607,080		7,560,956		7,449,504		7,501,957		7,298,549
Total interest-bearing liabilities	6,973,230		6,923,640		7,176,399		7,261,100		7,339,707		7,082,365		7,250,745
Stockholders' equity	718,727		712,600		709,839		731,592		673,588		718,139		670,786

Per Share Data
Book value per common share (4)	$20.96		$21.06		$20.91		$20.81		$21.53		$20.96		$21.53
Tangible book value per common share (5)	$20.94		$21.03		$20.89		$20.78		$20.97		$20.94		$20.97

Stockholders' Equity
Stockholders' equity	$707,975		$711,226		$706,377		$702,851		$724,539		$707,975		$724,539
Tangible stockholders' equity	707,202		710,372		705,437		701,822		705,780		707,202		705,780

Consolidated Regulatory Capital Ratios
Tier 1 capital	$752,523		$751,258		$740,871		$730,950		$731,958		$752,523		$731,958
Common equity Tier 1 capital	702,747		703,450		695,099		683,670		685,004		702,747		685,004
Total risk-based capital	986,948		983,826		972,517		961,704		962,272		986,948		962,272
Risk Weighted Assets	6,623,923		6,692,035		6,675,621		6,719,291		6,762,048		6,623,923		6,762,048

Tier 1 leverage capital (well capitalized = 5%)	8.52%		8.64%		8.31%		8.12%		8.04%		8.52%		8.04%
Common equity Tier 1 risk-based capital (well capitalized = 6.5%)	10.61		10.51		10.41		10.17		10.13		10.61		10.13
Tier 1 risk-based capital (well capitalized = 8.0%)	11.36		11.23		11.10		10.88		10.82		11.36		10.82
Total risk-based capital (well capitalized = 10.0%)	14.90		14.70		14.57		14.31		14.23		14.90		14.23

Capital Ratios
Average equity to average assets	8.12%		8.19%		7.96%		8.11%		7.43%		8.10%		7.49%
Equity to total assets	8.14		8.02		8.05		7.80		8.02		8.14		8.02
Tangible common equity to tangible assets (6)	8.14		8.01		8.04		7.79		7.82		8.14		7.82

Asset Quality
Nonaccrual loans	$41,564		$44,851		$49,247		$46,263		$33,318		$41,564		$33,318
Nonperforming loans	41,564		44,851		49,247		46,263		33,318		41,564		33,318
Nonperforming assets	58,825		62,129		66,125		64,263		51,318		58,825		51,318
Net charge-offs (recoveries)	1,783		1,090		2,549		4,427		4,736		9,849		7,684

Asset Quality Ratios
Nonperforming loans to gross loans	0.63%		0.67%		0.74%		0.69%		0.49%		0.63%		0.49%
Nonperforming assets to total assets	0.68		0.70		0.75		0.71		0.57		0.68		0.57
Allowance for credit losses to gross loans	0.64		0.63		0.62		0.59		0.60		0.64		0.60
Allowance for credit losses to nonperforming assets	72.76		67.34		62.38		62.30		78.24		72.76		78.24
Allowance for credit losses to nonperforming loans	102.98		93.28		83.76		86.54		120.51		102.98		120.51
Net charge-offs (recoveries) to average loans	0.11		0.07		0.15		0.27		0.28		0.15		0.11

Full-service customer facilities	30		29		28		28		28		30		28

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-54007

(1)	Ratios are presented on an annualized basis, where appropriate.
(2)	Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.
(3)

Efficiency ratio, a non-GAAP measure, was calculated by dividing core noninterest expense (excluding OREO expense and the net gain/loss from the sale of OREO) by the total of core net interest income and core noninterest income.

(4)	Calculated by dividing stockholders’ equity by shares outstanding.
(5)

Calculated by dividing tangible stockholders’ common equity, a non-GAAP measure, by shares outstanding. Tangible stockholders’ common equity is stockholders’ equity less intangible assets. See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(6)	See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-54008

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(In thousands, except per share data)	2025	2025	2025	2025	2024	2025	2024
Interest and Dividend Income
Interest and fees on loans	$94,424	$94,970	$95,005	$93,032	$94,111	$377,431	$375,578
Interest and dividends on securities:
Interest	19,471	19,786	20,186	21,413	24,111	80,856	79,076
Dividends	27	28	28	28	31	111	130
Other interest income	1,900	1,685	2,183	2,063	1,787	7,831	10,578
Total interest and dividend income	115,822	116,469	117,402	116,536	120,040	466,229	465,362
Interest Expense
Deposits	55,179	57,137	59,037	57,174	59,728	228,527	244,636
Other interest expense	5,137	5,504	5,156	6,373	9,077	22,170	38,715
Total interest expense	60,316	62,641	64,193	63,547	68,805	250,697	283,351
Net Interest Income	55,506	53,828	53,209	52,989	51,235	215,532	182,011
Provision for credit losses	2,745	1,531	4,194	4,318	6,440	12,788	9,568
Net Interest Income After Provision for Credit Losses	52,761	52,297	49,015	48,671	44,795	202,744	172,443
Noninterest Income (Loss)
Banking services fee income	1,986	2,000	1,948	1,521	2,180	7,455	6,947
Net gain (loss) on sale of securities	47	661	—	—	(72,315)	708	(72,315)
Net gain (loss) on sale of loans	14	318	2,757	630	(3,836)	3,719	(3,563)
Net gain (loss) from fair value adjustments	(1,985)	(1,831)	1,656	(152)	(1,136)	(2,312)	(939)
Federal Home Loan Bank of New York stock dividends	369	369	428	697	754	1,863	2,790
Life insurance proceeds	—	—	—	—	284	—	285
Bank owned life insurance	2,037	2,319	2,835	1,574	2,322	8,765	6,005
Other income	835	910	653	804	725	3,202	3,345
Total noninterest income (loss)	3,303	4,746	10,277	5,074	(71,022)	23,400	(57,445)
Noninterest Expense
Salaries and employee benefits	26,219	24,685	22,648	22,896	25,346	96,448	91,398
Occupancy and equipment	4,240	4,189	4,005	4,092	3,880	16,526	15,117
Professional services	6,830	3,999	3,452	2,885	2,516	17,166	10,846
FDIC deposit insurance	1,038	1,373	1,508	1,709	2,005	5,628	6,297
Data processing	1,844	1,831	1,806	1,868	1,697	7,349	6,890
Depreciation and amortization	1,283	1,316	1,367	1,373	1,412	5,339	5,730
Other real estate owned/foreclosure expense	221	353	220	345	276	1,139	681
Gain on sale of other real estate owned	—	—	—	—	—	—	(174)
Prepayment penalty on borrowings	—	—	—	—	2,572	—	2,572
Impairment of goodwill	—	—	—	17,636	—	17,636	—
Other operating expenses	6,553	5,619	5,350	6,872	5,926	24,394	23,908
Total noninterest expense	48,228	43,365	40,356	59,676	45,630	191,625	163,265
Income (Loss) Before Provision (Benefit) for Income Taxes	7,836	13,678	18,936	(5,931)	(71,857)	34,519	(48,267)

Provision (Benefit) for income taxes	3,810	3,231	4,733	3,865	(22,612)	15,639	(16,934)
Net Income (Loss)	$4,026	$10,447	$14,203	$(9,796)	$(49,245)	$18,880	$(31,333)
Dividends paid and earnings allocated to participating securities	(120)	(120)	(127)	(132)	(90)	(501)	(386)
Income (Loss) attributable to common stock	$3,906	$10,327	$14,076	$(9,928)	$(49,335)	$18,379	$(31,719)
Divided by:
Weighted average common shares outstanding and participating securities	34,488	34,497	34,511	34,474	30,519	34,493	29,949
Weighted average participating securities	(547)	(558)	(582)	(542)	(414)	(557)	(435)
Total weighted average common shares outstanding	33,941	33,939	33,929	33,932	30,105	33,935	29,514

Basic earnings (loss) per common share	$0.12	$0.30	$0.41	$(0.29)	$(1.64)	$0.54	$(1.07)
Diluted earnings (loss) per common share (1)	$0.12	$0.30	$0.41	$(0.29)	$(1.64)	$0.54	$(1.07)
Dividends per common share	$0.22	$0.22	$0.22	$0.22	$0.22	$0.88	$0.88

(1)	There were no common stock equivalents outstanding during the periods presented.

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-54009

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2025	2025	2025	2025	2024
ASSETS
Cash and due from banks	$126,076	$142,929	$150,123	$271,912	$152,574
Securities held-to-maturity:
Mortgage-backed securities	7,816	7,821	7,826	7,831	7,836
Other securities, net	42,364	42,688	43,005	43,319	43,649
Securities available for sale:
Mortgage-backed securities	821,938	906,270	828,756	879,566	911,636
Other securities	567,986	635,153	563,031	570,578	586,269
Loans held for sale	—	—	—	29,624	70,098
Loans	6,653,952	6,670,333	6,709,601	6,741,835	6,745,848
Allowance for credit losses	(42,802)	(41,837)	(41,247)	(40,037)	(40,152)
Net loans	6,611,150	6,628,496	6,668,354	6,701,798	6,705,696
Interest and dividends receivable	59,436	60,044	59,607	61,510	62,036
Bank premises and equipment, net	17,734	17,073	18,145	18,181	17,852
Federal Home Loan Bank of New York stock	18,937	18,909	23,773	18,475	38,096
Bank owned life insurance	226,939	224,902	222,583	219,748	218,174
Goodwill	—	—	—	—	17,636
Core deposit intangibles	773	854	940	1,029	1,123
Right of use asset	53,118	47,761	49,759	43,870	45,800
Other assets	139,035	139,091	140,622	140,955	160,497
Total assets	$8,693,302	$8,871,991	$8,776,524	$9,008,396	$9,038,972

LIABILITIES
Total deposits	$7,311,742	$7,415,528	$7,289,352	$7,718,218	$7,178,933
Borrowed funds	484,653	492,457	600,171	421,542	916,054
Operating lease liability	53,842	48,253	50,102	44,385	46,443
Other liabilities	135,090	204,527	130,522	121,400	173,003
Total liabilities	7,985,327	8,160,765	8,070,147	8,305,545	8,314,433

STOCKHOLDERS' EQUITY
Preferred stock (5,000,000 shares authorized; none issued)	—	—	—	—	—
Common stock ($0.01 par value; 100,000,000 shares authorized)	387	387	387	387	387
Additional paid-in capital	326,613	325,809	325,162	324,290	326,671
Retained earnings	480,376	483,936	481,077	474,472	492,003
Treasury stock	(98,948)	(98,948)	(98,985)	(98,993)	(101,655)
Accumulated other comprehensive loss, net of taxes	(453)	42	(1,264)	2,695	7,133
Total stockholders' equity	707,975	711,226	706,377	702,851	724,539

Total liabilities and stockholders' equity	$8,693,302	$8,871,991	$8,776,524	$9,008,396	$9,038,972

(In thousands)
Issued shares	38,678	38,678	38,678	38,678	34,088
Outstanding shares	33,778	33,778	33,777	33,777	33,659
Treasury shares	4,900	4,900	4,901	4,901	429

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-540010

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

AVERAGE BALANCE SHEETS

(Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(In thousands)	2025	2025	2025	2025	2024	2025	2024
Interest-earning Assets:
Loans held for sale	$—	$—	$24,708	$64,085	$762	$21,962	$192
Mortgage loans, net	5,197,256	5,193,430	5,260,610	5,261,261	5,358,490	5,227,869	5,346,975
Commercial Business loans, net	1,394,443	1,401,607	1,417,884	1,410,661	1,421,778	1,406,092	1,420,424
Total loans, net	6,591,699	6,595,037	6,678,494	6,671,922	6,780,268	6,633,961	6,767,399
Mortgage-backed securities	882,501	832,514	863,573	895,097	919,587	868,288	765,700
Other taxable securities, net	585,285	536,314	573,730	585,219	652,755	570,045	655,428
Other tax-exempt securities	42,843	43,168	43,489	43,813	64,531	43,325	65,245
Total securities, net	1,510,629	1,411,996	1,480,792	1,524,129	1,636,873	1,481,658	1,486,373
Interest-earning deposits and federal funds sold	211,258	174,549	218,588	208,777	169,579	203,221	218,829
Total interest-earning assets	8,313,586	8,181,582	8,402,582	8,468,913	8,587,482	8,340,802	8,472,793
Other assets	532,886	520,645	515,493	546,967	484,397	528,936	481,698
Total assets	$8,846,472	$8,702,227	$8,918,075	$9,015,880	$9,071,879	$8,869,738	$8,954,491

Interest-bearing Liabilities:
Deposits:
Savings accounts	$92,836	$92,068	$94,884	$98,224	$99,669	$94,482	$102,843
NOW accounts	2,223,337	2,154,978	2,388,559	2,215,683	2,024,600	2,245,412	1,965,774
Money market accounts	1,781,888	1,677,996	1,665,625	1,716,358	1,686,614	1,710,557	1,699,869
Certificate of deposit accounts	2,331,079	2,445,173	2,477,716	2,596,714	2,681,742	2,461,895	2,604,817
Total due to depositors	6,429,140	6,370,215	6,626,784	6,626,979	6,492,625	6,512,346	6,373,303
Mortgagors' escrow accounts	96,853	81,501	104,761	78,655	87,120	90,468	82,095
Total interest-bearing deposits	6,525,993	6,451,716	6,731,545	6,705,634	6,579,745	6,602,813	6,455,397
Borrowings	447,237	471,924	444,854	555,466	759,962	479,552	795,348
Total interest-bearing liabilities	6,973,230	6,923,640	7,176,399	7,261,100	7,339,707	7,082,365	7,250,745
Noninterest-bearing demand deposits	970,677	893,831	875,535	855,322	869,759	899,144	843,151
Other liabilities	183,838	172,156	156,302	167,866	188,825	170,090	189,808
Total liabilities	8,127,745	7,989,627	8,208,236	8,284,288	8,398,291	8,151,599	8,283,705
Equity	718,727	712,600	709,839	731,592	673,588	718,139	670,786
Total liabilities and equity	$8,846,472	$8,702,227	$8,918,075	$9,015,880	$9,071,879	$8,869,738	$8,954,491

Net interest-earning assets	$1,340,356	$1,257,942	$1,226,183	$1,207,813	$1,247,775	$1,258,436	$1,222,047

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-540011

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

NET INTEREST INCOME AND NET INTEREST MARGIN

(Unaudited)

	For the three months ended										For the year ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
(Dollars in thousands)	2025		2025		2025		2025		2024		2025		2024
Interest Income:
Loans held for sale	$—		$—		$247		$664		$7		$911		$7
Mortgage loans, net	74,181		74,149		74,240		72,391		73,252		294,961		291,437
Commercial Business loans, net	20,243		20,821		20,518		19,977		20,852		81,559		84,134
Total loans, net	94,424		94,970		94,758		92,368		94,104		376,520		375,571
Mortgage-backed securities	11,857		11,513		11,709		12,528		13,884		47,607		37,485
Other taxable securities, net	7,280		7,939		8,143		8,553		9,887		31,915		40,230
Other tax-exempt securities	457		458		458		456		469		1,829		1,887
Total securities, net	19,594		19,910		20,310		21,537		24,240		81,351		79,602
Interest-earning deposits and federal funds sold	1,900		1,685		2,183		2,063		1,787		7,831		10,578
Total interest-earning assets	115,918		116,565		117,498		116,632		120,138		466,613		465,758
Interest Expense:
Deposits:
Savings accounts	$93		$94		$98		$110		$113		$395		$472
NOW accounts	18,401		18,808		21,111		18,915		18,390		77,235		75,683
Money market accounts	15,719		15,390		15,323		15,372		15,909		61,804		67,992
Certificate of deposit accounts	20,904		22,766		22,443		22,710		25,258		88,823		100,235
Total due to depositors	55,117		57,058		58,975		57,107		59,670		228,257		244,382
Mortgagors' escrow accounts	62		79		62		67		58		270		254
Total interest-bearing deposits	55,179		57,137		59,037		57,174		59,728		228,527		244,636
Borrowings	5,137		5,504		5,156		6,373		9,077		22,170		38,715
Total interest-bearing liabilities	60,316		62,641		64,193		63,547		68,805		250,697		283,351
Net interest income- tax equivalent	$55,602		$53,924		$53,305		$53,085		$51,333		$215,916		$182,407
Included in net interest income above:
Episodic items (1)	$1,442		$1,498		$878		$294		$648		$4,112		$3,592
Net gains/(losses) from fair value adjustments on hedges included in net interest income	42		94		64		56		2,911		256		3,455
Purchase accounting adjustments	161		191		257		252		191		861		799
Interest-earning Assets Yields:
Loans held for sale	—%		—%		4.00%		4.14%		3.67%		4.15%		3.65%
Mortgage loans, net	5.71		5.71		5.64		5.50		5.47		5.64		5.45
Commercial Business loans, net	5.81		5.94		5.79		5.66		5.87		5.80		5.92
Total loans, net	5.73		5.76		5.68		5.54		5.55		5.68		5.55
Mortgage-backed securities	5.37		5.53		5.42		5.60		6.04		5.48		4.90
Other taxable securities, net	4.98		5.92		5.68		5.85		6.06		5.60		6.14
Other tax-exempt securities (2)	4.27		4.24		4.21		4.16		2.91		4.22		2.89
Total securities, net	5.19		5.64		5.49		5.65		5.92		5.49		5.36
Interest-earning deposits and federal funds sold	3.60		3.86		3.99		3.95		4.22		3.85		4.83
Total interest-earning assets (1)	5.58%		5.70%		5.59%		5.51%		5.60%		5.59%		5.50%
Interest-bearing Liabilities Yields:
Deposits:
Savings accounts	0.40%		0.41%		0.41%		0.45%		0.45%		0.42%		0.46%
NOW accounts	3.31		3.49		3.54		3.41		3.63		3.44		3.85
Money market accounts	3.53		3.67		3.68		3.58		3.77		3.61		4.00
Certificate of deposit accounts	3.59		3.72		3.62		3.50		3.77		3.61		3.85
Total due to depositors	3.43		3.58		3.56		3.45		3.68		3.50		3.83
Mortgagors' escrow accounts	0.26		0.39		0.24		0.34		0.27		0.30		0.31
Total interest-bearing deposits	3.38		3.54		3.51		3.41		3.63		3.46		3.79
Borrowings	4.59		4.67		4.64		4.59		4.78		4.62		4.87
Total interest-bearing liabilities	3.46%		3.62%		3.58%		3.50%		3.75%		3.54%		3.91%
Net interest rate spread (tax equivalent) (1)	2.12%		2.08%		2.01%		2.01%		1.85%		2.05%		1.59%
Net interest margin (tax equivalent) (1)	2.68%		2.64%		2.54%		2.51%		2.39%		2.59%		2.15%
Ratio of interest-earning assets to interest-bearing liabilities	1.19	X	1.18	X	1.17	X	1.17	X	1.17	X	1.18	X	1.17	X

(1)	Episodic items include prepayment penalty income, net reversals and recovered interest from nonaccrual and delinquent loans, and swap terminations fees.
(2)	Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-540012

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

DEPOSIT and LOAN COMPOSITION

(Unaudited)

Deposit Composition

						4Q25 vs.	4Q25 vs.
	December 31,	September 30,	June 30,	March 31,	December 31,	3Q25	4Q24
(Dollars in thousands)	2025	2025	2025	2025	2024	% Change	% Change
Noninterest bearing	$969,287	$964,767	$899,602	$863,714	$836,545	0.5%	15.9%
Interest bearing:
Certificate of deposit accounts	2,288,844	2,419,039	2,452,624	2,592,026	2,650,164	(5.4)	(13.6)
Savings accounts	93,752	91,089	92,699	97,624	98,964	2.9	(5.3)
Money market accounts	1,791,616	1,714,184	1,601,948	1,681,608	1,686,109	4.5	6.3
NOW accounts	2,108,653	2,143,752	2,174,124	2,393,482	1,854,069	(1.6)	13.7
Total interest-bearing deposits	6,282,865	6,368,064	6,321,395	6,764,740	6,289,306	(1.3)	(0.1)
Total due to depositors	7,252,152	7,332,831	7,220,997	7,628,454	7,125,851	(1.1)	1.8
Mortgagors' escrow deposits	59,590	82,697	68,355	89,764	53,082	(27.9)	12.3
Total deposits	$7,311,742	$7,415,528	$7,289,352	$7,718,218	$7,178,933	(1.4)%	1.8%

Loan Composition

						4Q25 vs.	4Q25 vs.
	December 31,	September 30,	June 30,	March 31,	December 31,	3Q25	4Q24
(Dollars in thousands)	2025	2025	2025	2025	2024	% Change	% Change
Multifamily residential	$2,382,828	$2,442,555	$2,487,610	$2,531,628	$2,527,222	(2.4)%	(5.7)%
Commercial real estate	1,993,018	1,960,009	1,987,523	1,953,710	1,973,124	1.7	1.0
One-to-four family ― mixed use property	476,423	482,933	493,846	501,562	511,222	(1.3)	(6.8)
One-to-four family ― residential	319,353	335,592	258,608	269,492	244,282	(4.8)	30.7
Construction	54,821	51,638	46,798	63,474	60,399	6.2	(9.2)
Mortgage loans	5,226,443	5,272,727	5,274,385	5,319,866	5,316,249	(0.9)	(1.7)

Small Business Administration	17,523	11,439	15,473	14,713	19,925	53.2	(12.1)
Commercial business and other	1,395,853	1,372,598	1,407,792	1,396,597	1,401,602	1.7	(0.4)
Commercial Business loans	1,413,376	1,384,037	1,423,265	1,411,310	1,421,527	2.1	(0.6)

Gross loans	6,639,819	6,656,764	6,697,650	6,731,176	6,737,776	(0.3)	(1.5)
Net unamortized (premiums) and unearned loan (cost) fees (1)	14,133	13,569	11,951	10,659	8,072	4.2	75.1
Allowance for credit losses	(42,802)	(41,837)	(41,247)	(40,037)	(40,152)	2.3	6.6
Net loans	$6,611,150	$6,628,496	$6,668,354	$6,701,798	$6,705,696	(0.3)%	(1.4)%

(1)

Includes $2.0 million, $2.1 million, $2.3 million, $2.6 million, and $2.8 million of purchase accounting unamortized discount resulting from the acquisition of Empire Bancorp at December 31,205, September 30, 2025, June 30, 2025, March 31, 2025, and December 31, 2024, respectively.

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-540013

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

LOAN CLOSINGS and RATES

(Unaudited)

Loan Closings

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(In thousands)	2025	2025	2025	2025	2024	2025	2024
Multifamily residential	$16,559	$17,674	$8,546	$21,183	$25,232	$63,962	$115,531
Commercial real estate	90,035	40,199	57,533	22,916	75,285	210,683	162,611
One-to-four family – mixed use property	7,553	3,580	3,039	1,842	6,622	16,014	17,061
One-to-four family – residential	1,174	86,589	411	35,206	739	123,380	55,672
Construction	3,184	4,839	2,469	3,275	9,338	13,767	20,890
Mortgage loans	118,505	152,881	71,998	84,422	117,216	427,806	371,765

Small Business Administration	6,391	528	2,457	1,250	1,368	10,626	7,298
Commercial business and other	136,486	99,351	84,721	88,404	106,580	408,962	319,144
Commercial Business loans	142,877	99,879	87,178	89,654	107,948	419,588	326,442

Total Closings	$261,382	$252,760	$159,176	$174,076	$225,164	$847,394	$698,207

Weighted Average Rate on Loan Closings

	For the three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
Loan type	2025	2025	2025	2025	2024
Mortgage loans	6.18%	6.44%	6.87%	6.68%	7.12%
Commercial Business loans	6.67	7.14	7.25	7.28	7.45
Total loans	6.45%	6.72%	7.08%	6.99%	7.28%

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-540014

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

ASSET QUALITY

(Unaudited)

Allowance for Credit Losses

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(Dollars in thousands)	2025	2025	2025	2025	2024	2025	2024
Allowance for credit losses - loans
Beginning balances	$41,837	$41,247	$40,037	$40,152	$40,342	$40,152	$40,161

Net loan charge-off (recoveries):
Multifamily residential	834	372	1,677	4	(1)	2,887	(2)
Commercial real estate	—	1,275	72	—	421	1,347	421
One-to-four family – mixed-use property	35	20	—	—	—	55	(2)
One-to-four family – residential	—	—	—	—	(41)	—	(88)
Small Business Administration	—	271	(4)	(40)	(4)	227	(101)
Taxi medallion	—	—	—	—	—	—	—
Commercial business and other	914	(848)	804	4,463	4,361	5,333	7,456
Total net loan charge-offs (recoveries)	1,783	1,090	2,549	4,427	4,736	9,849	7,684

Provision (benefit) for loan losses	2,748	1,680	3,759	4,312	4,546	12,499	7,675

Ending balance	$42,802	$41,837	$41,247	$40,037	$40,152	$42,802	$40,152

Gross charge-offs	$2,051	$2,024	$2,857	$4,471	$4,790	$11,403	$7,969
Gross recoveries	268	934	308	44	54	1,554	285

Allowance for credit losses - loans to gross loans	0.64%	0.63%	0.62%	0.59%	0.60%	0.64%	0.60%
Net loan charge-offs (recoveries) to average loans	0.11	0.07	0.15	0.27	0.28	0.15	0.11

Nonperforming Assets

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2025	2025	2025	2025	2024
Nonaccrual Loans:
Multifamily residential	10,214	12,970	12,364	25,952	11,031
Commercial real estate	21,786	21,786	23,481	6,703	6,283
One-to-four family - mixed-use property	236	—	422	426	116
One-to-four family - residential	1,838	1,351	2,277	1,225	1,428
Small Business Administration	554	554	2,445	2,445	2,445
Commercial business and other	6,936	8,190	8,258	9,512	12,015
Total Nonaccrual loans	41,564	44,851	49,247	46,263	33,318

Total Nonperforming Loans (NPLs)	41,564	44,851	49,247	46,263	33,318

Total Nonaccrual Securities	17,261	17,278	16,878	18,000	18,000

Total Nonperforming Assets	$58,825	$62,129	$66,125	$64,263	$51,318

Nonperforming Assets to Total Assets	0.68%	0.70%	0.75%	0.71%	0.57%
Allowance for Credit Losses to NPLs	103.0%	93.3%	83.8%	86.5%	120.5%

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-540015

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS (LOSS) and CORE EARNINGS

Non-cash Fair Value Adjustments to GAAP Earnings (Loss)

The variance in GAAP earnings (loss) and core earnings is partly driven by the impact of non-cash net gains and losses from fair value adjustments. These fair value adjustments relate primarily to borrowings carried at fair value under the fair value option.

Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre-provision Pre-tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE, Core Interest Income and Yield on Total Loans, Core Noninterest Income, Core Noninterest Expense and Tangible Book Value per common share are each non-GAAP measures used in this release. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and noninterest items and provide an alternative view of the Company’s performance over time and in comparison, to the Company’s competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value per common share is useful for both investors and management as this measure is commonly used by financial institutions, regulators, and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company’s capital over time and in comparison, to its competitors. These measures should not be viewed as a substitute for total shareholders’ equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-540016

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS (LOSS) and CORE EARNINGS

(Unaudited)

	For the three months ended					For the year ended
(Dollars in thousands,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
except per share data)	2025	2025	2025	2025	2024	2025	2024

GAAP income (loss) before income taxes	$7,836	$13,678	$18,936	$(5,931)	$(71,857)	$34,519	$(48,267)

Net (gain) loss from fair value adjustments (Noninterest income (loss))	1,985	1,831	(1,656)	152	1,136	2,312	939
Net (gain) loss on sale of securities (Noninterest income (loss))	(47)	(661)	—	—	72,315	(708)	72,315
Life insurance proceeds (Noninterest income (loss))	—	—	—	—	(284)	—	(285)
Valuation allowance on loans transferred to held for sale (Noninterest income (loss))	—	—	(2,590)	194	3,836	(2,396)	3,836
Net (gain) loss from fair value adjustments on hedges (Net interest income)	(42)	(94)	(64)	(56)	(2,911)	(256)	(3,455)
Prepayment penalty on borrowings (Noninterest expense)	—	—	—	—	2,572	—	2,572
Net amortization of purchase accounting adjustments and intangibles (Various)	(88)	(113)	(176)	(167)	(101)	(544)	(417)
Impairment of goodwill (Noninterest expense)	—	—	—	17,636	—	17,636	—
Miscellaneous expense (Noninterest expense)	19	1,053	395	(1)	218	1,466	722
Non-deductible miscellaneous expense (Noninterest expense)	4,836	—	—	—	—	4,836	—

Core income before taxes	14,499	15,694	14,845	11,827	4,924	56,865	27,960

Provision for core income taxes	3,581	3,737	3,683	3,896	715	14,897	6,260

Core net income	$10,918	$11,957	$11,162	$7,931	$4,209	$41,968	$21,700

GAAP diluted earnings (loss) per common share	$0.12	$0.30	$0.41	$(0.29)	$(1.64)	$0.54	$(1.07)
Net (gain) loss from fair value adjustments, net of tax	0.03	0.04	(0.04)	—	0.03	0.04	0.02
Net (gain) loss on sale of securities, net of tax	0.01	(0.01)	—	—	1.65	—	1.68
Life insurance proceeds	—	—	—	—	(0.01)	—	(0.01)
Valuation allowance on loans transferred to held for sale, net of tax	—	—	(0.06)	—	0.09	(0.05)	0.09
Net (gain) loss from fair value adjustments on hedges, net of tax	—	—	—	—	(0.05)	(0.01)	(0.08)
Prepayment penalty on borrowings, net of tax	—	—	—	—	0.04	—	0.06
Net amortization of purchase accounting adjustments, net of tax	—	—	—	—	—	(0.01)	(0.01)
Impairment of goodwill	—	—	—	0.51	—	0.51	—
Miscellaneous expense, net of tax	—	0.02	0.01	—	—	0.03	0.02
Non-deductible miscellaneous expense	0.14	—	—	—	—	0.14	—
Loss not attributable to participating securities	—	—	—	—	0.03	0.01	0.02
Disallowed Compensation	0.01	—	—	—	—	0.01	—
Core diluted earnings per common share(1)	$0.32	$0.35	$0.32	$0.23	$0.14	$1.22	$0.73

Core net income, as calculated above	$10,918	$11,957	$11,162	$7,931	$4,209	$41,968	$21,700
Average assets	8,846,472	8,702,227	8,918,075	9,015,880	9,060,481	8,869,738	8,951,618
Average equity	718,727	712,600	709,839	731,592	662,190	718,139	667,913
Core return on average assets(2)	0.49%	0.55%	0.50%	0.35%	0.19%	0.47%	0.24%
Core return on average equity(2)	6.08%	6.71%	6.29%	4.34%	2.54%	5.84%	3.25%

(1)	Core diluted earnings per common share may not foot due to rounding.
(2)	Ratios are calculated on an annualized basis.

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-540017

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP REVENUE and PRE-PROVISION

PRE-TAX NET REVENUE

(Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(Dollars in thousands)	2025	2025	2025	2025	2024	2025	2024

GAAP Net interest income	$55,506	$53,828	$53,209	$52,989	$51,235	$215,532	$182,011
Net (gain) loss from fair value adjustments on hedges	(42)	(94)	(64)	(56)	(2,911)	(256)	(3,455)
Net amortization of purchase accounting adjustments	(161)	(191)	(257)	(252)	(191)	(861)	(799)
Core Net interest income	$55,303	$53,543	$52,888	$52,681	$48,133	$214,415	$177,757

GAAP Noninterest income (loss)	$3,303	$4,746	$10,277	$5,074	$(71,022)	$23,400	$(57,445)
Net (gain) loss from fair value adjustments	1,985	1,831	(1,656)	152	1,136	2,312	939
Net loss on sale of securities	(47)	(661)	—	—	72,315	(708)	72,315
(Reversal) Valuation allowance on loans transferred to held for sale	—	—	(2,590)	194	3,836	(2,396)	3,836
Life insurance proceeds	—	—	—	—	(284)	—	(285)
Core Noninterest income	$5,241	$5,916	$6,031	$5,420	$5,981	$22,608	$19,360

GAAP Noninterest expense	$48,228	$43,365	$40,356	$59,676	$45,630	$191,625	$163,265
Prepayment penalty on borrowings	—	—	—	—	(2,572)	—	(2,572)
Net amortization of purchase accounting adjustments	(73)	(78)	(81)	(85)	(90)	(317)	(382)
Impairment of goodwill	—	—	—	(17,636)	—	(17,636)	—
Miscellaneous expense	(4,855)	(1,053)	(395)	1	(218)	(6,302)	(722)
Core Noninterest expense	$43,300	$42,234	$39,880	$41,956	$42,750	$167,370	$159,589

Net interest income	$55,506	$53,828	$53,209	$52,989	$51,235	$215,532	$182,011
Noninterest income (loss)	3,303	4,746	10,277	5,074	(71,022)	23,400	(57,445)
Noninterest expense	(48,228)	(43,365)	(40,356)	(59,676)	(45,630)	(191,625)	(163,265)
Pre-provision pre-tax net (loss) revenue	$10,581	$15,209	$23,130	$(1,613)	$(65,417)	$47,307	$(38,699)

Core:
Net interest income	$55,303	$53,543	$52,888	$52,681	$48,133	$214,415	$177,757
Noninterest income	5,241	5,916	6,031	5,420	5,981	22,608	19,360
Noninterest expense	(43,300)	(42,234)	(39,880)	(41,956)	(42,750)	(167,370)	(159,589)
Pre-provision pre-tax net revenue	$17,244	$17,225	$19,039	$16,145	$11,364	$69,653	$37,528
Efficiency Ratio	71.5%	71.0%	67.7%	72.2%	79.0%	70.6%	81.0%

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-540018

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP NET INTEREST INCOME and NET INTEREST MARGIN

to CORE NET INTEREST INCOME

(Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(Dollars in thousands)	2025	2025	2025	2025	2024	2025	2024
GAAP net interest income	$55,506	$53,828	$53,209	$52,989	$51,235	$215,532	$182,011
Net (gain) loss from fair value adjustments on hedges	(42)	(94)	(64)	(56)	(2,911)	(256)	(3,455)
Net amortization of purchase accounting adjustments	(161)	(191)	(257)	(252)	(191)	(861)	(799)
Tax equivalent adjustment	96	96	96	96	98	384	396
Core net interest income FTE	$55,399	$53,639	$52,984	$52,777	$48,231	$214,799	$178,153
Episodic items (1)	(1,442)	(1,498)	(878)	(294)	(648)	(4,112)	(3,592)
Net interest income FTE excluding episodic items	$53,957	$52,141	$52,106	$52,483	$47,583	$210,687	$174,561

Total average interest-earning assets (2)	$8,315,631	$8,183,818	$8,405,053	$8,471,609	$8,590,022	$8,343,162	$8,475,681
Core net interest margin FTE	2.66%	2.62%	2.52%	2.49%	2.25%	2.57%	2.10%
Net interest margin FTE excluding episodic items	2.60%	2.55%	2.48%	2.48%	2.22%	2.53%	2.06%

GAAP interest income on total loans, net (3)	$94,424	$94,970	$94,758	$92,368	$94,104	$376,520	$375,571
Net (gain) loss from fair value adjustments on hedges - loans	(42)	(94)	(64)	(56)	29	(256)	(349)
Net amortization of purchase accounting adjustments	(167)	(195)	(260)	(252)	(216)	(874)	(877)
Core interest income on total loans, net	$94,215	$94,681	$94,434	$92,060	$93,917	$375,390	$374,345

Average total loans, net (2)	$6,593,780	$6,597,315	$6,681,009	$6,674,665	$6,783,264	$6,636,363	$6,770,826
Core yield on total loans	5.72%	5.74%	5.65%	5.52%	5.54%	5.66%	5.53%

(1)	Episodic items include prepayment penalty income, net reversals and recovered interest from nonaccrual and delinquent loans, and swap terminations fees.
(2)	Excludes purchase accounting average balances for all periods presented.
(3)	Excludes interest income from loans held for sale.

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-540019

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CALCULATION OF TANGIBLE STOCKHOLDERS’

COMMON EQUITY to TANGIBLE ASSETS

(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2025	2025	2025	2025	2024
Total Equity	$707,975	$711,226	$706,377	$702,851	$724,539
Less:
Goodwill	—	—	—	—	(17,636)
Core deposit intangibles	(773)	(854)	(940)	(1,029)	(1,123)
Tangible Stockholders' Common Equity	$707,202	$710,372	$705,437	$701,822	$705,780

Total Assets	$8,693,302	$8,871,991	$8,776,524	$9,008,396	$9,038,972
Less:
Goodwill	—	—	—	—	(17,636)
Core deposit intangibles	(773)	(854)	(940)	(1,029)	(1,123)
Tangible Assets	$8,692,529	$8,871,137	$8,775,584	$9,007,367	$9,020,213

Tangible Stockholders' Common Equity to Tangible Assets	8.14%	8.01%	8.04%	7.79%	7.82%

Investor Contact: Susan K. Cullen, SEVP, Chief Financial Officer, 718-961-540020